Exhibit 32.2

                           CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Perkins & Marie Callender's Inc. (the "Company") for the year ended December 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Fred T. Grant, Jr., Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 26, 2008                    By:  /s/ Fred T. Grant, Jr.
                                                  ----------------------
                                                  Fred T. Grant, Jr.
                                                  Executive Vice President and
                                                  Chief Financial Officer